SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Wells Fargo Funds Trust

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(a)	Title of each class of securities to which transaction applies:
___________________________
(b)	Aggregate number of securities to which transaction applies:
___________________________
(c)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________
(d)	Proposed maximum aggregate value of transaction:
___________________________
(e)	Total fee paid:
___________________________

[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a)	Amount Previously Paid: ______________
(b)	Form, Schedule or Registration Statement No.: ____
(c)	Filing Party: ______________________
(d)	Date Filed: _______________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS May 26, 2017

WELLS FARGO FUNDS TRUST, on behalf of the following series:

Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Index Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Small Cap Core Fund
(the "Funds")

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF THE FUNDS

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Funds will be held on May 26, 2017 at 10:00 a.m. Pacific time, at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to each Fund, the purposes of the Meeting are as follows:

  To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on March 6, 2017 will be entitled to vote at the Meeting or any adjournments thereof to the extent described in the accompanying proxy statement.

You are welcome to attend the Meeting or any adjournments thereof, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting or any adjournments thereof can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GOLDEN CAPITAL MANAGEMENT, LLC.

By Order of the Board of Trustees of Wells Fargo Funds Trust,

C. DAVID MESSMAN
Secretary

March 13, 2017

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the " Funds Trust Board") of Wells Fargo Funds Trust ("Funds Trust") for a Special Meeting of Shareholders (the "Meeting") of Wells Fargo Disciplined U.S. Core Fund, Wells Fargo Index Fund, Wells Fargo Large Cap Fore Fund and Wells Fargo Small Cap Core Fund (the "Funds") to be held at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of the Funds, on May 26, 2017 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting or any adjournments thereof, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting or any adjournments thereof in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting or any adjournments thereof in person, please call (866) 387-7715 for instructions.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about March 13, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2017:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card.

Proxy Solicitation

Shareholders in each of the Wells Fargo Disciplined U.S. Core Fund, Wells Fargo Large Cap Core Fund and Wells Fargo Small Cap Core Fund (each a "Sub-Advised Fund" and together, the "Sub-Advised Funds") are being asked to approve a new investment sub-advisory agreement with Golden Capital Management, LLC ("Golden") so that Golden may continue to serve as sub-adviser to the Sub-Advised Funds. In addition, shareholders in the Wells Fargo Index Fund (the "Index Fund"), which is a "gateway" fund in a "master/gateway" structure, are being asked to provide voting instructions to the Index Fund to approve a new sub-advisory agreement for the Wells Fargo Index Portfolio (eash, a "New Sub-Advisory Agreement"). Golden currently serves as sub-adviser to the Wells Fargo Index Portfolio (the "Index Portfolio"), a master portfolio in which the Index Fund invests all of its investable assets. In order for the Index Portfolio to approve the New Sub-Advisory Agreement, it must receive approval from its interest holders, which includes the Index Fund. In considering approval of the New Sub-Advisory Agreement with respect to the Index Portfolio, the Index Fund will vote its interests in the Index Portfolio in the same proportion as shares of Index Fund shareholders for which it receives proper instructions. In this way, shareholders of the Index Fund are essentially being asked to approve the New Sub-Advisory Agreement for the Index Portfolio.

Shareholders of each Sub-Advised Fund are being asked to approve the New Sub-Advisory Agreement for their relevant Sub-Advised Fund and shareholders of the Index Fund are being asked to provide voting instructions regarding approval of the New Sub-Advisory Agreement for Index Portfolio in anticipation of the expected termination of the current investment sub-advisory agreement (each, a "Current Sub-Advisory Agreement") among the relevant Sub-Advised Fund or Index Portfolio, as the case may be, Wells Fargo Funds Management, LLC ("Funds Management"), the investment manager to the Sub-Advised Funds and the investment adviser to the Index Portfolio, and Golden. As explained in further detail below, the expected termination of the Current Sub-Advisory Agreement will result from a "change of control" of Golden (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) that is expected to occur when Wells Capital Management Incorporated ("Wells Capital Management"), a wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo"), acquires the 35% membership interest in Golden that is currently held by GCM Partners, Inc. ("GCMP") (the "Controlling Interest"). This acquisition is referred to herein as the "Transaction". Upon the closing of the Transaction (the "Closing"), 100% of Golden will be held by affiliates of Wells Fargo and, as such, Golden will become a wholly-owned indirect subsidiary of Wells Fargo.

Holders of shares (the "Shares") of a Fund at the close of business on March 6, 2017 (the "Shareholders") may vote on the matters set forth in the accompanying notice. Shareholders of each Fund vote separately on the matters set forth in such notice. The outcome of a vote for one Fund will not affect the outcome of a vote for any other Fund. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares will be voted IN FAVOR OF the New Sub-Advisory Agreement. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

Funds Trust's Amended and Restated Declaration of Trust provides that the holders of thirty three and one-third percent (33 1/3%) of the Shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposal). Votes may be cast IN FAVOR OF or AGAINST the proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against the proposal.

The approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Any adjournment may be held within a reasonable time without further notice. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker nonvotes in order to avoid the need for solicitation of additional votes in favor of a proposal.

Funds Management or one of its affiliates will bear the costs associated with this proxy statement. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities). In addition, AST Fund Solutions, LLC, the Funds' proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $40,000 with respect to the proposals covered by this proxy statement. This fee will not be borne by the Funds.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on March 6, 2017 are entitled to vote at the Meeting or any adjournments thereof to the extent set forth in this proxy statement. As of March 6, 2017, the Funds had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Disciplined U.S. Core Fund
Class A	27,460,758
Class C	3,842,693
Administrator Class	5,167,477
Institutional Class	22,234,022
Class R	88,443
Class R6	1,600,833
Index Fund
Class A	10,184,758
Class B	4,730
Class C	1,325,616
Administrator Class	18,891,951
Large Cap Core Fund
Class A	18,981,168
Class C	3,698,356
Administrator Class	1,829,966
Institutional Class	38,250,538
Class R	1,836
Class R6	1,809
Small Cap Core Fund
Class A	19,840
Class C	7,543
Administrator Class	6,142
Institutional Class	4,066,529
Class R6	6,031

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of a Fund vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of the Funds as owning of record 5% or more of the outstanding Shares of any class of a Fund as of March 6, 2017.

As of March 6, 2017, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of each Fund and less than 1% of the outstanding securities of Wells Fargo, the parent company of Funds Management, the Funds' investment manager. Additionally, as of March 6, 2017, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of Golden.

APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH GOLDEN CAPITAL MANAGEMENT, LLC

Golden is a registered investment adviser located at 5 Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, NC 28262. Golden (originally Golden Capital Management, a division of Smith Asset Management Group) was founded in 1999 by Greg W. Golden, currently President, CEO and member of the investment team, and Jeffrey Moser, currently Chief Operating Officer and member of the investment team. Golden provides domestic and international equity portfolios to individual investors and institutions of all sizes.

In February 2011, Golden entered into a definitive agreement with Wells Capital Management and GCMP (the "Contribution Agreement") pursuant to which an affiliate of Wells Fargo acquired a 65% membership interest in Golden. GCMP retained the Controlling Interest and continued to serve as the manager of Golden. Under the terms of the Contribution Agreement, an affiliate of Wells Fargo entered into an amended and restated operating agreement of Golden, which established put/call options for GCMP and an affiliate of Wells Fargo with respect to the Controlling Interest. In the first quarter of 2017, Wells Capital Management acquired the call option from an affiliate of Wells Fargo and exercised the option to acquire the Controlling Interest. Upon Closing, 100% of the membership interests in Golden will be held by affiliates of Wells Fargo, thereby making Golden a wholly-owned indirect subsidiary of Wells Fargo.

Because the Transaction would result in greater than 25% of the membership interests in Golden shifting from GCMP to a Wells Fargo affiliate, it would constitute a "change of control" under the 1940 Act. A change of control of Golden would constitute an assignment of the Current Sub-Advisory Agreement. Under the 1940 Act, an investment advisory agreement terminates automatically in the event of its assignment. Therefore, the Current Sub-Advisory Agreement is expected to terminate upon the Closing, which is expected to take place in the third quarter of 2017.

The Transaction will not result in any change in portfolio managers to the Sub-Advised Funds or the Index Portfolio or to the oversight of those portfolio managers, nor will it result in any change to the services provided to the Funds or the Index Portfolio or to their strategies or fees and expenses. In connection with the Transaction, Funds Management has agreed to extend the terms of the net operating expense ratio caps for the Index Fund through September 30, 2019 and the Wells Fargo Disciplined U.S. Core Fund and the Wells Fargo Large Cap Core Fund through November 30, 2019. The terms of the net operating expense ratio caps for the Wells Fargo Small Cap Core Fund already run through July 31, 2019.

Comparison of the New Sub-Advisory Agreement to the Current Sub-Advisory Agreement

At a meeting held on February 28 - March 1, 2017 (the "Board Meeting"), the Board of Trustees of Wells Fargo Master Trust ("Master Trust"), of which the Index Portfolio is a series (the "Master Trust Board") approved the New Sub-Advisory Agreement with Golden on behalf of the Index Portfolio, subject to approval by the interest holders of the Index Portfolio. In addition, the Board of Funds Trust (Funds Trust together with the Master Trust, each a "Trust" and collectively the "Trusts"), of which each Sub-Advised Fund is a series (the Funds Trust Board together with the Master Trust Board, each a "Board" and collectively, the "Boards") approved the New Sub-Advisory Agreement with Golden on behalf of each Sub-Advised Fund, subject to approval by the Shareholders of such Sub-Advised Fund.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement with Golden. Under the terms of the New Sub-Advisory Agreement, Golden would remain responsible, subject to the direction and control of Funds Management and the relevant Board, for investing and reinvesting each Sub-Advised Fund's or the Index Portfolio's assets in a manner consistent with the Amended and Restated Declaration of Trust of the Master Trust or Funds Trust, as the case may be (each, a "Declaration of Trust"), registration statement, investment guidelines, policies and restrictions established by the relevant Board, and applicable federal and state law. As such, Golden would have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for each Sub-Advised Fund and the Index Portfolio.

For providing these services under the New Sub-Advisory Agreement, Golden would be entitled to receive a sub-advisory fee based on each Sub-Advised Fund's and the Index Portfolio's average daily net asset value, calculated and paid monthly by applying the annual rates indicated below to the average daily net assets of the relevant Sub-Advised Fund or the Index Portfolio, as the case may be, throughout the month:

Aggregate Average Daily Net Assets	Fee
Index Portfolio
First $100 million	0.050%
Next $100 million	0.030%
Over $200 million	0.020%
Disciplined U.S. Core Fund
First $100 million	0.250%
Next $200 million	0.200%
Over $300 million	0.150%
Large Cap Core Fund
First $1 billion	0.350%
Over $1 billion	0.300%
Small Cap Core Fund
First $200 million	0.550%
Next $300 million	0.500%
Over $500 million	0.450%

Funds Management would be solely responsible for paying these fees out of the fees it receives from each Sub-Advised Fund and the Index Portfolio.

The proposed sub-advisory fee rates under the New Sub-Advisory Agreement are identical to those currently charged under the Current Sub-Advisory Agreement.

A comparison of the terms of the New Sub-Advisory Agreement to the terms of the Current Sub-Advisory Agreement follows below. Forms of the New Sub-Advisory Agreement with both Funds Trust and Master Trust are attached as Exhibit B to this proxy statement.

As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, Golden would be responsible for providing additional services related to the continuous investment program for each Sub-Advised Fund and the Index Portfolio, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). Like the reporting obligations imposed on Golden under the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement requires Golden to report to the relevant Board following the close of each calendar quarter regarding the investment performance of the Sub-Advised Funds or the Index Portfolio, as the case may be, since the prior report, as well as important developments affecting the relevant Trust, the Sub-Advised Funds or the Index Portfolio, or Golden. On its own initiative, Golden will also provide the Boards from time to time with such other information as Golden believes appropriate. In addition, the New Sub-Advisory Agreement requires that Golden furnish the relevant Board and Funds Management with statistical and analytical information regarding securities held by a Sub-Advised Fund or the Index Portfolio, on Golden's own initiative or upon reasonable request by such Board or Funds Management, which is the same information that Golden is required to furnish under the Current Sub-Advisory Agreement.

As with the Current Sub-Advisory Agreement, Golden may from time to time employ or associate with such persons as it believes to be appropriate or necessary to assist in the execution of Golden's duties. In addition, Golden shall maintain records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act.

As with the Current Sub-Advisory Agreement, except for expenses incurred by Golden, each Sub-Advised Fund and the Index Portfolio is responsible for all of the ordinary business expenses incurred in its operations, including, but not limited to: brokerage commissions; taxes, legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to the relevant Board and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders or interest holders; the fees and other expenses incurred by the Sub-Advised Funds and the Index Portfolio in connection with membership in investment company organizations; and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders or interest holders.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would require Golden to comply with investment guidelines, policies and restrictions established by the relevant Board that have been communicated in writing to Golden; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations adopted by the SEC thereunder; the registration statement of the relevant Trust, as it may be amended and supplemented from time to time; the provisions of the relevant Declaration of Trust as they may be amended from time to time; the applicable provisions of the Internal Revenue Code of 1986, as amended, and any rules or regulations adopted thereunder; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by Golden as described herein.

As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that, when entering into a securities transaction, Golden is prohibited from consulting with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo, or an affiliated person of such sub-adviser concerning transactions in securities or other assets for each Sub-Advised Fund or the Index Portfolio. In addition, Golden is not responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of each Sub-Advised Fund or the Index Portfolio but will provide assistance as reasonably requested by Funds Management. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Golden shall only be liable for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties and obligations, and will be indemnified and held harmless by each Sub-Advised Fund or the Index Portfolio, as the case may be, and Funds Management for all other losses.

If approved by the relevant Shareholders, the New Sub-Advisory Agreement would continue in effect from year to year for that Sub-Advised Fund or the Index Portfolio, as the case may be, provided that the continuation of the New Sub-Advisory Agreement is approved at least annually in accordance with the 1940 Act. The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the relevant Board or by vote of a majority of a Sub-Advised Fund's or the Index Portfolio's outstanding securities, or by Funds Management or Golden, on 60 days' written notice to the other parties. Consistent with the federal securities laws, the New Sub-Advisory Agreement also would terminate automatically upon its "assignment" as defined in the 1940 Act.

If the New Sub-Advisory Agreement is not approved by interest holders of the Index Portfolio, the Index Portfolio will continue to operate in the same manner as it currently does while the Master Trust Board considers an appropriate course of action. Similarly, if the New Sub-Advisory Agreement is not approved by Shareholders of a particular Sub-Advised Fund, such Sub-Advised Fund will continue to operate in the same manner as it currently does while the Funds Trust Board considers an appropriate course of action.

Because the Transaction may be deemed a financial benefit to GCMP and subject the transaction to the requirements of Section 15(f) of the 1940 Act, for a period of three years after the change of control, 75% of the Boards of Funds Trust and Master Trust must be comprised of independent Trustees, and for a period of two years after the change of control, no unfair burden may be imposed on the Sub-Advised Funds. Funds Management believes these conditions will be satisfied. In particular, Funds Management believes that its commitment to maintain the capped net operating expense ratio for each share class of each Fund and of Index Portfolio for a period of two years after the change of control will satisfy the requirement that no unfair burden in the form of increased compensation to Funds Management or otherwise be imposed on the Sub-Advised Funds and their shareholders or interestholders.

With respect to the Index Portfolio, the current Sub-Advisory Agreement, dated as of October 1, 2011, was last approved by the Master Trust Board on May 25, 2016, Appendix A thereto was last approved by the Master Trust Board on November 16, 2016 and was last approved by interest holders of the Index Portfolio on August 22, 2002.

With respect to the Sub-Advised Funds, the Current Sub-Advisory Agreement, dated as of November 7, 2012, was last approved by the Funds Trust Board on May 25, 2016 Appendix A thereto was last approved by the Funds Trust Board on May 25, 2016 and was last approved by shareholders of Disciplined U.S. Core Fund on August 19, 2011, by shareholders of Large Cap Core Fund on July 6, 2010 and by shareholders of Small Cap Core Fund on May 23, 2016.

The Trustees' Considerations

Under the 1940 Act, the Boards of the Trusts must determine whether to approve the investment management and sub-advisory agreements for any fund of the Trusts. In this regard, at the Board Meeting, the respective Boards, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not "interested persons" of the Trusts, as such term is defined in the 1940 Act, reviewed and unanimously approved: (1) a New Sub-Advisory Agreement among Funds Management, Golden, and Funds Trust, on behalf of each of the Sub-Advised Funds, each a portfolio series of Funds Trust; and (2) a New Sub-Advisory Agreement among Funds Management, Golden and Master Trust, on behalf of the Index Portfolio, a portfolio series of Master Trust and the master portfolio in which the Index Fund invests all of its investable assets.

The Boards' consideration and approval occurred in anticipation of the expected termination of the Current Sub-Advisory Agreement among Funds Management, Golden and Funds Trust, on behalf of each of the Sub-Advised Funds, and the Current Sub-Advisory Agreement among Funds Management, Golden and the Master Trust, on behalf of the Index Portfolio. The expected termination results from a "change of control" of Golden (as defined in the 1940 Act) that is expected to occur in the third quarter of 2017 as a result of the acquisition by Wells Capital Management of the 35% membership interest in Golden currently held by GCMP. As a result of the Transaction, 100% of the membership interests in Golden will be held by affiliates of Wells Fargo, thereby making Golden a wholly-owned subsidiary of Wells Fargo. The Transaction will result in a "change of control" of Golden, and therefore, the "assignment" and automatic termination of the Current Sub-Advisory Agreements.

Each Board unanimously recommend that shareholders or interests holders of the Sub-Advised Funds and the Index Portfolio, as applicable, approve the New Sub-Advisory Agreements with Golden. The Funds Trust Board also unanimously recommends that shareholders of the Index Fund, the majority interest holder of the Index Portfolio, approve the New Sub-Advisory Agreement with Golden with respect to the Index Portfolio. If approved by shareholders and interest holders, the New Sub-Advisory Agreements would replace the Current Sub-Advisory Agreements upon their termination.

In determining whether to approve the New Sub-Advisory Agreements, the Boards received a presentation from Funds Management regarding the Transaction at the Board Meeting (the "Presentation"). The Presentation included, among other things: (i) information regarding the current and proposed ownership structure of Golden as a result of the Transaction; and (ii) assurances from Funds Management that there would be no change due to the Transaction to the portfolio managers to the Sub-Advised Funds and Index Portfolio, or to the oversight of those portfolio managers, nor any change to the services provided to the Sub-Advised Funds and Index Portfolio or to their strategies or fees and expenses. The Boards also considered the detailed materials that they received from Funds Management and Golden in connection with the 2016 annual re-approval process for the Current Sub Advisory Agreements (the "2016 Annual Re-Approval Process").

The Boards' decision to approve the New Sub-Advisory Agreements was based on a comprehensive evaluation of all of the information provided to them. In this regard, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee may have attributed different weights to various factors. The Boards evaluated information provided to them with respect to the Sub-Advised Funds and the Index Portfolio as they considered appropriate. In considering these matters, the Boards considered not only the specific information presented in connection with the Board Meeting, but also the knowledge gained over time through interactions with Funds Management and representatives of Golden with respect to the Funds.

After their deliberations, the Boards unanimously determined that the approval of the New Sub-Advisory Agreements was in the best interests of each of the Sub-Advised Funds and their respective shareholders, and the Index Portfolio and its interest holders, and that the compensation payable to Golden under the New Sub-Advisory Agreements is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in reaching its determinations.

Nature, Extent and Quality of Services. The Boards received and considered various data and information that they believed necessary to evaluate the nature, extent and quality of services provided to the Sub-Advised Funds and the Index Portfolio by Golden under the Current Sub-Advisory Agreements and proposed to be provided by Golden to the Sub-Advised Funds and the Index Portfolio under the New Sub-Advisory Agreements.

The Boards noted that they received and considered information regarding the nature, quality and extent of services to be provided to the Sub-Advised Funds and the Index Portfolio by Golden in connection with the 2016 Annual Re-Approval Process, as well as regular quarterly updates on investment performance over the past year. The Boards considered, among other things, assurances from Funds Management that there would be no change due to the Transaction to the portfolio managers to the Sub-Advised Funds and Index Portfolio, or to the oversight of those portfolio managers, nor any change to the services provided to the Sub-Advised Funds and Index Portfolio or to their strategies or fees and expenses.

Based on these assurances, the Boards concluded that they anticipated that the nature, extent and quality of investment sub-advisory services to be provided to the Sub-Advised Funds and Index Portfolio by Golden would not change as a result of the Transaction.

Performance. The Boards have reviewed the investment performance of the Sub-Advised Funds and Index Portfolio over the course of the Golden engagement. The Boards noted and viewed favorably assurances from Funds Management that there would be no changes to the personnel or to the operation of Golden as they relate to the provision of investment advisory services to the Sub-Advised Funds and Index Portfolio. The Boards concluded that the overall performance of the Sub-Advised Funds and Index Portfolio over the long term, coupled with these assurances, supported the approval of the New Sub-Advisory Agreements.

Sub-Advisory Fee Rates. The Boards noted that the sub-advisory fee rates payable to Golden would remain unchanged as a result of the Transaction. The Boards noted that they reviewed and considered the sub-advisory fee rates payable to Golden by Funds Management and the advisory fee rates payable to Funds Management by the Funds in connection with the 2016 Annual Re-Approval Process and determined that such fee rates were reasonable. The Boards also noted that Funds Management has committed, for at least a two-year period after the Transaction, to maintain the current net operating expense ratios caps for each share class of the Sub-Advised Funds and the Index Fund.

Based on their consideration of the factors and information they deemed relevant, the Boards determined that the fee rates payable under the New Sub-Advisory Agreements were reasonable in light of the services covered by the New Sub Advisory Agreements.

Profitability. The Boards received and considered information concerning the profitability of Golden in connection with the 2016 Annual Re-Approval Process. The Board also received and considered other financial information about Golden as part of the Presentation.

Economies of Scale. The Boards did not review specific information regarding possible economies of scale with respect to Golden and its services, principally because the Boards regard that information as less relevant at the sub-adviser level. The Boards noted that the investment management agreement with Funds Management for the Sub-Advised Funds and the investment advisory agreement with Funds Management for the Index Portfolio each contains breakpoints, which operate generally to reduce the effective management or advisory fee rates of the Sub-Advised Funds and Index Portfolio, respectively, as they grow in size. The Current Sub-Advisory Agreements and New Sub-Advisory Agreements also contain sub-advisory fee breakpoints. The Boards also noted that they review information regarding potential economies of scale at their annual, in-person meeting to consider the re-approval of investment advisory and sub-advisory agreements.

Other Benefits to the Sub-Adviser. In connection with the 2016 Annual Re-Approval Process, the Boards considered Golden's response to a request for information regarding potential "fall-out" or ancillary benefits received by Golden as a result of Golden's relationship with the Sub-Advised Funds and Index Portfolio. The Boards considered the benefits that Golden is expected to derive over time as a result of becoming a wholly-owned subsidiary of Wells Fargo.

Conclusion. At the Board Meeting, after considering the above-described factors and based on their deliberations and their evaluations of the information described above, the Boards unanimously approved the New Sub-Advisory Agreements and recommends their approval by shareholders of the Sub-Advised Funds and interest holders of the Index Portfolio.

Principal Executive Officers, Directors and General Partners of Golden

Golden, an affiliate of Funds Management, is a registered investment adviser located at 5 Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, NC 28262.

The name and principal occupation of Golden's principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 5 Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, NC 28262.

  Greg Golden, President and Chief Executive Officer

  Jeff Moser, Managing Director and Chief Operating Officer

  Jon Cangalosi, Managing Director and Executive Vice President

  Lynette Alexander, Chief Financial Officer

  Rob Carroll, Chief Compliance Officer

Other Similar Funds Managed by Golden

Golden does not provide investment advisory services for any other similar funds.

Service Providers - Master Trust

Investment Adviser and Administrator. Funds Management currently serves as the Index Portfolio's investment adviser and administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Below are the aggregate advisory fees paid by the Index Portfolio and the aggregate advisory fees waived by Funds Management for the most recent fiscal year:

Master Portfolio	Advisory Fees Paid	Advisory Fees Waived
Index Portfolio	$2,074,678	$11,554

Funds Management is not entitled to receive an administration fee from the Index Portfolio as long as it receives an administration fee at the gateway fund level.

Below are the aggregate sub-advisory fees paid to Golden and the aggregate sub-advisory fees waived by Golden for the most recent fiscal year. These fees are paid by Funds Management out of the fees it receives as investment adviser to the Index Portfolio:

Master Portfolio	Sub-Advisory Fees Paid	Sub-Advisory Fees Waived
Index Portfolio	$530,545.80	$0.00

Brokerage Commissions to Affiliates. For the latest fiscal year, the Index Portfolio did not pay any brokerage commissions to affiliates.

Placement Agent.  Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management, is the placement agent for the Index Portfolio and is located at 525 Market Street, San Francisco, California 94105. Funds Distributor does not receive a fee from the Index Portfolio.

Service Providers - Funds Trust

Investment Manager and Class-Level Administrator. Funds Management currently serves as the investment manager and class-level administrator for the Funds.

Below are the aggregate management fees paid by each Fund and the aggregate management fees waived by Funds Management for the most recent fiscal year. As the Index Fund invests all of its investable assets in the Index Portfolio, the Index Fund does not pay the advisory fee component of a management fee at the gateway fund level. As such, the information shown for the Index Fund includes the fee paid for fund-level administration services only.

Funds/Fiscal Year or Period	Management Fees Paid	Management Fees Waived
July 31, 2016
Disciplined U.S. Core Fund	$1,921,041	$101,341
Large Cap Core Fund	$4,527,899	$873,931
June 30, 2016
Small Cap Core Fund	$1,196,229	$24,517
May 31, 2016
Index Fund	$0	$1,060,775

Below are the aggregate class-level administration fees paid by each Fund and the aggregate class-level administration fees waived by Funds Management for the most recent fiscal year.

Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
July 31, 2016
Disciplined U.S. Core Fund	$1,050,572	$0
Large Cap Core Fund	$1,447,727	$0
June 30, 2016
Small Cap Core Fund	$16,256	$0
May 31, 2016
Index Fund	$1,301,698	$2,487,608

Below are the aggregate sub-advisory fees paid to Golden and the aggregate sub-advisory fees waived by Golden for the most recent fiscal year. These fees are paid by Funds Management out of the fees it receives as investment manager of the Funds. The Index Fund does not have a sub-adviser at the gateway fund level.

Fund	Fees Paid	Fees Waived/ Reimbursed
July 31, 2016
Disciplined U.S. Core Fund	$1,072,163.32	$0.00
Large Cap Core Fund	$2,750,232.42	$0.00
June 30, 2016
Small Cap Core Fund	$109,697.71	$0.00

Brokerage Commissions to Affiliates. For the most recent fiscal year, the Funds paid the following brokerage commissions to affiliates:

Fund/Fiscal Year or Period	Total Paid to All Brokers	Total Paid to Wells Fargo Clearing Services, LLC
July 31, 2016
Disciplined U.S. Core Fund	$440,976	$0
Large Cap Core Fund	$561,747	$0
June 30, 2016
Small Cap Core Fund	$30,596	$0
May 31, 2016
Index Fund	$0	$0

Principal Underwriter/Distributor. Funds Distributor serves as the distributor and principal underwriter of the Funds.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year:

Fund/Fiscal Year End	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
July 31, 2016
Disciplined U.S. Core Fund	$64,439	$64,439
Large Cap Core Fund	$96,524	$96,524
June 30, 2016
Small Cap Core Fund	$0	$0
May 31, 2016
Index Fund	$17,804	$16,691

Below are the distribution fees paid by each Fund for the most recent fiscal year. Class A, Administrator class, Institutional class and Class R6 shares do not pay 12b-1 fees.

Fund	Class B	Class C	Class R
Disciplined U.S. Core Fund
Total	N/A	$223,727	$66
Compensation to Underwriters	N/A	$101,858	$63
Compensation to Broker/Dealers	N/A	$121,869	$3
Index Fund
Total	$10,805	$589,239	N/A
Compensation to Underwriters	$0	$39,232	N/A
Compensation to Broker/Dealers	$0	$550,007	N/A
Large Cap Core Fund
Total	N/A	$515,159	$53
Compensation to Underwriters	N/A	$264,679	$53
Compensation to Broker/Dealers	N/A	$250,480	$0
Small Cap Core Fund
Total	N/A	$82	N/A
Compensation to Underwriters	N/A	$82	N/A
Compensation to Broker/Dealers	N/A	$0	N/A

Simultaneous Meetings

It is anticipated that the special meeting of Shareholders of each Fund will be held simultaneously; however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund's meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Other Business

As of the date of this proxy statement, neither the Funds' officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournments thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Funds.

REQUIRED VOTE FOR THE PROPOSAL

With respect to each Fund, approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

Annual and Semi-Annual Reports

Each Fund's annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Shareholder Proposals

The Funds are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Fund should send their written proposals to the Secretary of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105 a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH GOLDEN CAPITAL MANAGEMENT, LLC.

C. DAVID MESSMAN
Secretary

March 13, 2017

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions, our proxy solicitor, at 800-461-9313 (toll free).

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Set forth below as of March 6, 2017, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by Funds Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by Funds Trust to have beneficial ownership of such shares.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
Disciplined U.S. Core Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	6,796,562	24.75
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	2,682,112	9.77%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	1,285,016	33.44%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	542,523	14.12%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	C	462,892	12.05%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	C	344,331	8.96%
Raymond James Omnibus For Mutual Funds House Acct Firm Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	283,767	7.38%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	C	227,536	5.92%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	1,093,683	21.16%
Charles Schwab & Co Inc Special Custody Acct FBO Exclusive Benefit of Customers Reinvest Acct 101 Montgomery St/Mutual Funds San Francisco, CA 94104	Administrator	1,063,412	20.58%
Wells Fargo Bank FBO 401(k) Accounts 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	Administrator	476,006	9.21%
Wells Fargo Bank NA FBO Omnibus Account Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Administrator	434,504	8.41%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Administrator	402,979	7.80%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Administrator	386,139	7.47%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	Institutional	4,271,245	19.21%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	3,351,150	15.07%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	2,840,860	12.78%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Institutional	1,172,429	5.27%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	Institutional	1,120,923	5.04%
State Street Bank and Trust As Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St Boston, MA 02111-2901	R	83,910	94.88%
NFS LLC FEBO FMTC As Trustee FBO Hogan Lovells MU LTI Mgr Domestic Equity ED 1 Spartan Way # TS20 Merrimack, NH 03054-4300	R6	1,271,401	79.42%
Matrix Trust Company As Agent For Moce & Co Furst Mid Illinois Banshares Inc 515 Charleston Avenue P.O. Box 529 Mattoon, IL 61938-0529	R6	125,642	7.85%
Index Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	4,832,922	47.45%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	B	4,144	87.63%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	470,535	35.50%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	406,268	30.65%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	C	95,628	7.21%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	C	71,196	5.37%
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	C	70,951	5.35%
Wells Fargo Bankd NA FBO Index Fund I Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Administrator	6,039,893	31.97%
Wells Fargo Bank FBO Omnibus Acct For Various Ret Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	Administrator	5,737,729	30.37%
Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	Administrator	2,067,448	10.94%
Wells Fargo Investment Plan 2525 S Lake Park Blvd Salt Lake City, UT 84120-8230	Administrator	1,489,385	7.88%
Wells Fargo Bankd NA FBO Index Fund Reinvest/Reinvest P.O. Box 1533 Minneapolis, MN 55480-1533	Administrator	1,283,788	6.80%
Large Cap Core Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	2,171,739	11.44%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	1,044,791	5.50%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	1,288,559	34.84%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	761,063	20.58%
Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	C	447,160	12.09%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	C	364,596	9.86%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	C	292,884	7.92%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	1,163,400	63.57%
Charles Schwab & Co Inc Special Custody Acct FBO Customers 101 Montgomery St/Mutual Funds San Francisco, CA 94104-4151	Administrator	165,501	9.04%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Administrator	153,911	8.41%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Administrator	122,441	6.69%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	Institutional	13,607,463	35.57%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	11,590,876	30.30%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	3,753,316	9.81%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	R	1,739	94.75%
Massachusetts Mutual Insurance Co 2395 State St MIP M200-Invst Springfield, MA 01111-0001	R	96	5.25
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	R6	1,809	100.00%
Small Cap Core Fund
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P.O. Box 1533 Minneapolis, MN 55480-1533	Fund Level	2,954,429	71.95%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	A	6,029	30.39%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis, MN 55402-2405	A	3,197	16.11%
Wells Fargo Bank NA Cust For the Simple IRA Of Ruth F Wierschem Valley Woods Pass Mukwonago, WI 53149-9012	A	1,776	8.96%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	A	1,393	7.03%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	C	6,024	79.87%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	564	7.48%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	C	480	6.37%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	Administrator	6,029	98.17%
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P.O. Box 1533 Minneapolis, MN 55480-1533	Institutional	2,954,429	72.65%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	569,031	13.99%
Wells Fargo Funds Seeding Account C/O Wells Fargo Investments Grp Inc MAC #A0103-091 525 Market St 9th Floor San Francisco, CA 94105-2708	R6	6,060	100.00%

Exhibit B

FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT AMONG WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND GOLDEN CAPITAL MANAGEMENT, LLC

This AGREEMENT is made as of this 29th day of June, 2017 by and among Wells Fargo Funds Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Golden Capital Management, LLC (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Funds' investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Funds and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in a Fund's documents, (A) the composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub- Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Boards.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of its shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Funds, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Funds and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Andrew Owen, and that of the Sub-Adviser shall be 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262, Attention: Rob Carroll.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Funds in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST on behalf of the Funds
By:

WELLS FARGO FUNDS MANAGEMENT, LLC
By:

GOLDEN CAPITAL MANAGEMENT, LLC
By:

APPENDIX A

GOLDEN CAPITAL MANAGEMENT, LLC SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Small Cap Core Fund

APPENDIX B

GOLDEN CAPITAL MANAGEMENT, LLC SUB-ADVISORY AGREEMENT
FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is effective as of the 29th day of June, 2017 by and between Wells Fargo Funds Trust (the "Trust"), Wells Fargo Funds Management, LLC (the "Adviser") and Golden Capital Management, LLC (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively, the "Funds"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of each Fund throughout the month:

Aggregate Average Daily Net Assets	Fee
Disciplined U.S. Core Fund
First $100 million	0.250%
Next $200 million	0.200%
Over $300 million	0.150%
Large Cap Core Fund
First $1 billion	0.350%
Over $1 billion	0.300%
Small Cap Core Fund
First $200 million	0.550%
Next $300 million	0.500%
Over $500 million	0.450%

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this 29th day of June, 2017, and shall remain in effect until agreed and changed in writing by the parties.

WELLS FARGO FUNDS TRUST on behalf of the Funds
By:

WELLS FARGO FUNDS MANAGEMENT, LLC
By:

GOLDEN CAPITAL MANAGEMENT, LLC
By:

FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT AMONG WELLS FARGO MASTER TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND GOLDEN CAPITAL MANAGEMENT, LLC

This AGREEMENT is made as of this 29th day of June, 2017 by and among Wells Fargo Master Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Golden Capital Management, LLC (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act, including any representations made in its registration statement and in the prospectus and statement of additional information of any fund that invests substantially all of its assets in the Fund relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Funds' investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Funds and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in a Fund's documents, (A) the composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub- Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements of any fund that invests substantially all of its assets in the Fund (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Boards.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of its shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information of any fund that invests substantially all of its assets in the Fund distributed to such fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the prospectus of any fund that invests substantially all of its assets in the Fund, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials or the offering materials of any fund that invests substantially all of its assets in the Fund (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Funds, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Funds and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Andrew Owen, and that of the Sub-Adviser shall be 10715 David Taylor Drive, Suite 400, Charlotte, NC 28262, Attention: Rob Carroll.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Funds in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Funds. Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO MASTER TRUST on behalf of the Funds
By:

WELLS FARGO FUNDS MANAGEMENT, LLC
By:

GOLDEN CAPITAL MANAGEMENT, LLC
By:

APPENDIX A

GOLDEN CAPITAL MANAGEMENT, LLC SUB-ADVISORY AGREEMENT
WELLS FARGO MASTER TRUST

Wells Fargo Index Portfolio

APPENDIX B

GOLDEN CAPITAL MANAGEMENT, LLC SUB-ADVISORY AGREEMENT
FEE AGREEMENT
WELLS FARGO MASTER TRUST

This fee agreement is effective as of the 29th day of June, 2017 by and among Wells Fargo Funds Management, LLC (the "Adviser") and Golden Capital Management, LLC (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a "Portfolio" and collectively, the "Portfolios"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of each Portfolio throughout the month:

Aggregate Average Daily Net Assets	Fee
Index Portfolio
First $100 million	0.050%
Next $100 million	0.030%
Over $200 million	0.020%

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Portfolio.

The foregoing fee schedule is agreed to as of this 29th day of June, 2017, and shall remain in effect until agreed and changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC
By:

GOLDEN CAPITAL MANAGEMENT, LLC
By:

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

Wells Fargo Asset Management (logo)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call (866) 387-7715 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER: 123456789101

SAMPLE BALLOT

Wells Fargo Disciplined U.S. Core Fund

Of

Wells Fargo Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Disciplined U.S. Core Fund (“Wells Fargo Disciplined U.S. Core Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Pacific time, on May 26, 2017, at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 387-7715.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 26, 2017.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/WellsFargo2017.pdf

Wells Fargo Disciplined U.S. Core Fund

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.  When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

___________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

__________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.  If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of the, “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSAL	FOR	AGAINST	ABSTAIN
1. To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC.	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

Wells Fargo Asset Management (logo)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call (866) 387-7715 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER: 123456789101

SAMPLE BALLOT

Wells Fargo Index Fund

Of

Wells Fargo Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Index Fund (“Wells Fargo Index Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Pacific time, on May 26, 2017, at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 387-7715.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 26, 2017.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/WellsFargo2017.pdf

Wells Fargo Index Fund

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.  When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

___________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

__________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.  If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of the, “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSAL	FOR	AGAINST	ABSTAIN
1. To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC.	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

Wells Fargo Asset Management (logo)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call (866) 387-7715 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER: 123456789101

SAMPLE BALLOT

Wells Fargo Large Cap Core Fund

Of

Wells Fargo Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Large Cap Core Fund (“Wells Fargo Large Cap Core Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Pacific time, on May 26, 2017, at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 387-7715.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 26, 2017.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/WellsFargo2017.pdf

Wells Fargo Large Cap Core Fund

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.  When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

___________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

__________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.  If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of the, “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSAL	FOR	AGAINST	ABSTAIN
1. To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC.	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.	O	O	O

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

Wells Fargo Asset Management (logo)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call (866) 387-7715 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER: 123456789101

SAMPLE BALLOT

Wells Fargo Small Cap Core Fund

Of

Wells Fargo Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Small Cap Core Fund (“Wells Fargo Small Cap Core Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Pacific time, on May 26, 2017, at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 387-7715.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 26, 2017.  The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at:  https://www.proxyonline.com/docs/WellsFargo2017.pdf

Wells Fargo Small Cap Core Fund

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title.  When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

___________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

__________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal.  If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of the, “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSAL	FOR	AGAINST	ABSTAIN
1. To consider and act upon a new investment sub-advisory agreement with Golden Capital Management, LLC.	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.	O	O	O

THANK YOU FOR CASTING YOUR VOTE